Exhibit 10.1
FOURTH AMENDMENT
FOURTH AMENDMENT, dated as of July 19, 2024 (this “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONMED Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
WHEREAS, the Parent Borrower has requested that (a) the Credit Agreement be amended as set forth herein and (b) the Required Lenders waive compliance with certain terms in the Credit Agreement in the manner provided for herein; and
WHEREAS, Lenders constituting the Required Lenders are willing to agree to this Amendment and the requested waivers on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1.  Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.
SECTION 2.  Waiver. The Required Lenders hereby agree to waive any Default or Event of Default that may have arisen from any non-compliance by the Parent Borrower with Section 7.1(c) of the Existing Credit Agreement in respect of the period of four consecutive fiscal quarters ended March 31, 2024.
SECTION 3.  Amendments. The definition of “Consolidated Fixed Charges” in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended and restated as follows:
““Consolidated Fixed Charges”: for any period, the sum (without duplication) of (a) the cash portion of Consolidated Interest Expense for such period and (b) scheduled payments made during such period on account of principal of Funded Debt of the Parent Borrower or any of its Subsidiaries, but excluding (i) principal payments in respect of the Revolving Credit Loans, (ii) principal payments made to refinance the outstanding loans under the Previous Credit Agreement in connection with the amendment and restatement as set forth in this Agreement, (iii) principal payments in respect of the Receivables Transfer Program and (iv) the scheduled payment of $70,000,000 on account of principal of the Convertible Notes made by the Parent Borrower on February 7, 2024. For the avoidance of doubt, “Consolidated Fixed Charges” shall not include any payments made on account of principal of Funded Debt of the Parent Borrower and its Subsidiaries as a result of a mandatory prepayment thereof.”

SECTION 4.  Conditions to Effectiveness of Amendment. The amendments set forth in this Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which the following conditions precedent have been satisfied:
(a)The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Parent Borrower, each Foreign Subsidiary Borrower party to the Credit Agreement on the Fourth Amendment Effective Date and Lenders constituting the Required Lenders.
(b)The Lenders and the Administrative Agent shall have received (to the extent invoiced at least two Business Days prior to the Fourth Amendment Effective Date) all fees and reasonable and documented expenses required to be paid on or before the Fourth Amendment Effective Date pursuant to the Credit Agreement and this Amendment (including the reasonable and documented fees and expenses of one legal counsel pursuant to Section 7 below).
SECTION 5.  Representations and Warranties. Each Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is, after giving effect to this Amendment, true and correct in all material respects (or in all respects if qualified by materiality) on and as of the Fourth Amendment Effective Date as if made on and as of the Fourth Amendment Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 6.  Effects on Credit Documents.
(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Borrower or any Foreign Subsidiary Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.  Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of one counsel for the Administrative Agent.
SECTION 8.  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY,

AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9.  Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.
SECTION 10.  Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CONMED CORPORATION,
as the Parent Borrower
By: /s/ Todd W. Garner
Name: Todd W. Garner
Title: Executive Vice President and Chief Financial Officer
By: /s/ Johonna M. Pelletier
Name: Johonna Pelletier
Title: Treasurer and Vice President, Tax
LINVATEC NEDERLAND B.V.,
as a Foreign Subsidiary Borrower
By: /s/ Johonna M. Pelletier
Name: Johonna Pelletier
Title: Treasurer and Vice President, Tax

[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By: /s/ Judy Marsh
Name: Judy Marsh
Title: Authorized Officer

[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender
By: /s/ Joseph Tauro
Name: Joseph Tauro
Title: Assistant Vice President
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Jay Patel
Name: Jay Patel
Title: Duly Authorized Signatory
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

DNB CAPITAL LLC,
as a Lender
By: /s/ Dania Hinedi
Name: Dania Hinedi
Title: Senior Vice President
By: /s/ Bret Douglas
Name: Bret Douglas
Title: Senior Vice President
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

HSBC BANK USA, N.A.,
as a Lender
By: /s/ Casey Klepsch
Name: Casey Klepsch
Title: Senior Vice President
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

MUFG BANK, LTD.,
as a Lender
By: /s/ Dominic Yung
Name: Dominic Yung
Title: Director
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

TD BANK N.A.,
as a Lender
By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

TRUIST BANK,
as a Lender
By: /s/ Tim Conway
Name: Tim Conway
Title: Vice President
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATON,
as a Lender
By: /s/ Jonathan Antonio
Name: Jonathan Antonio
Title: Managing Director
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Matt Smith
Name: Matt Smith
Title: Senior Vice President
[Signature Page to Fourth Amendment to Seventh Amended and Restated Credit Agreement]